                                                                    EXHIBIT 10.2




                        ADMINISTRATIVE SERVICES AGREEMENT

                                  by and among

                             WCA WASTE CORPORATION,
                             a Delaware corporation,


                          WCA MANAGEMENT COMPANY, L.P.,
                         a Delaware limited partnership,

                       WASTE CORPORATION OF AMERICA, LLC,
                      a Delaware limited liability company,

                               TRANSIT WASTE, LLC,
                     a New Mexico limited liability company,

                   WASTE CORPORATION OF CENTRAL FLORIDA, INC.,
                             a Delaware corporation,

                                       and

                       WASTE CORPORATION OF FLORIDA, INC.,
                              a Florida corporation



                                   Dated as of

                                  May 20, 2004






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                                TABLE OF CONTENTS

                                                      ARTICLE 1
                                                     DEFINITIONS

1.1      Definitions..............................................................................................2
1.2      Construction.............................................................................................4

                                                      ARTICLE 2
                                              TERMINATION OF AGREEMENTS

2.1      Termination of Original Services Agreement and Secondment Agreement......................................4


                                                      ARTICLE 3
                                        SERVICES OTHER THAN PERSONNEL SERVICES

3.1      Management of Finance, Accounting Standards and Investor Relations.......................................5
3.2      Management of Banking and Investment Relations...........................................................5
3.3      Internal Controls and Audits.............................................................................6
3.4      Tax Management and Administration........................................................................6
3.5      Accounting Services......................................................................................6
3.6      Corporate Law and Compliance.............................................................................7
3.7      Information Systems Services.............................................................................7
3.8      Insurance Services.......................................................................................7
3.9      Office Space and Services................................................................................8
3.10     Miscellaneous Other Services.............................................................................8
3.11     Additional Services......................................................................................8
3.12     Limitation...............................................................................................8

                                                      ARTICLE 4
                                           PERSONNEL AND RELATED SERVICES

4.1      Personnel Services.......................................................................................9
4.2      Secondment of Employees..................................................................................9
4.3      Job Descriptions.........................................................................................9
4.4      Employment Status of Seconded Employees..................................................................9
4.5      Authorization of Seconded Employees......................................................................9

                                                      ARTICLE 5
                                                  FEES AND EXPENSES

5.1      Monthly Fee..............................................................................................9
5.2      Direct and Other Allocated Costs........................................................................10
5.3      Books and Records.......................................................................................10

5.4      Audits..................................................................................................11


                                                      ARTICLE 6
                                                BONDING ARRANGEMENTS

6.1      Bonding Facilities......................................................................................11
6.2      Indemnification.........................................................................................11

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
                                                      ARTICLE 7
                                                INTELLECTUAL PROPERTY

7.1      Ownership of Intellectual Property......................................................................11
7.2      License.................................................................................................11

                                                      ARTICLE 8
                                                   CONFIDENTIALITY

8.1      Use of Confidential Information.........................................................................12
8.2      Definition of "Confidential Information"................................................................13
8.3      Required Disclosure of Confidential Information.........................................................13

                                                      ARTICLE 9
                                             LIABILITY; INDEMNIFICATION


9.1      No Assumption of Liabilities............................................................................14

9.2      Limitation of Liability.................................................................................14
9.3      Indemnification by Waste Corp Parties...................................................................14
9.4      Indemnification by WCA Waste Parties....................................................................14

                                                      ARTICLE 10
                                                 TERM AND TERMINATION

10.1     Term....................................................................................................15
10.2     Termination by WCA Waste................................................................................15
10.3     Termination by Waste Corp...............................................................................15
10.4     Automatic Termination...................................................................................16
10.5     Partial Termination.....................................................................................16
10.6     Effect of Termination...................................................................................16

                                                      ARTICLE 11
                                                     MISCELLANEOUS

11.1     Delegation of Performance of Services...................................................................16
11.2     Provision of Services Nonexclusive......................................................................16
11.3     No Joint Venture........................................................................................17
11.4     No Fiduciary Duties.....................................................................................17
11.5     Waiver of Conflicts.....................................................................................17
11.6     Limitation on Scope.....................................................................................17
11.7     Warranty................................................................................................17

11.8     Force Majeure...........................................................................................18

11.9     Notices.................................................................................................18
11.10    Assignment; Binding Effect..............................................................................19
11.11    Governing Law...........................................................................................19
11.12    Dispute Resolution......................................................................................19
11.13    Entire Agreement........................................................................................19
11.14    Amendment; Waiver.......................................................................................19
11.15    Further Assurances......................................................................................19

11.16    Titles and Headings.....................................................................................20

11.17    Severability............................................................................................20
11.18    Joint Draft.............................................................................................20
11.19    Counterparts; Facsimile Signatures......................................................................20

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
                       ADMINISTRATIVE SERVICES AGREEMENT


         THIS ADMINISTRATIVE SERVICES AGREEMENT (this "Agreement") is entered into as of the 20th day of May, 2004, but effective as of the Separation Date (as defined in the Reorganization Agreement (as defined below)) (the "Effective Date"), by and among WCA Waste Corporation, a Delaware corporation ("WCA Waste"), WCA Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of WCA Waste ("WCA Holdings"), WCA Management Company, L.P., a Delaware limited partnership and an indirect wholly-owned subsidiary of WCA Waste ("WCA Management" and together with WCA Waste and WCA Holdings, the "WCA Waste Parties"), Waste Corporation of America, LLC, a Delaware limited liability company formerly organized as a Delaware corporation and known as Waste Corporation of America, Inc. ("Waste Corp"), Transit Waste, LLC, a New Mexico limited liability company and a wholly-owned subsidiary of Waste Corp ("Transit Waste"), Waste Corporation of Central Florida, Inc., a Delaware corporation and a wholly-owned subsidiary of Waste Corp ("WC Central Florida"), and Waste Corporation of Florida, Inc., a Florida corporation and a wholly-owned subsidiary of Waste Corp ("WC Florida" and together with Waste Corp, Transit Waste and WC Central Florida, the "Waste Corp Parties") Each of the WCA Waste Parties and Waste Corp Parties is sometimes referred to herein as a "Party," and all of them together may sometimes be referred to as the "Parties."


                                    RECITALS

         WHEREAS, Waste Corp and WCA Management are parties to a Corporate Services Agreement (the "Original Services Agreement") and a Personnel Services Secondment Agreement (the "Secondment Agreement"), each dated as of January 1, 2001, pursuant to which Waste Corp and its subsidiaries purchased certain services in connection with the operations of Waste Corp's and its subsidiaries' businesses; and

         WHEREAS, prior to the effectiveness of this Agreement, the Waste Corp Parties were direct or indirect wholly-owned subsidiaries of WCA Waste; and


         WHEREAS, simultaneously with the effectiveness of this Agreement, the Waste Corp Parties are being spun off to the stockholders of WCA Waste (the "Spin-Off") pursuant to that certain Reorganization Agreement dated as of May 10, 2004 (the "Reorganization Agreement"), by and among Waste Corp, WCA Waste, WCA Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of WCA Waste, and WCA Merger Corporation, a Delaware corporation that was merged with and into Waste Corp pursuant to one of the transactions described in the Reorganization Agreement; and



         WHEREAS, pursuant to Section 2.9 of the Reorganization Agreement, WCA Waste and Waste Corp have agreed to enter into an administrative services agreement simultaneously with the Spin-Off pursuant to which WCA Waste and its subsidiaries will provide to Waste Corp and its subsidiaries the services now being provided to them by WCA Management under the Original Services Agreement and the Secondment Agreement; and


         WHEREAS, the Parties now desire to set forth their agreements regarding the provision of such services; and

         WHEREAS, Waste Corp and WCA Management desire to terminate the Original Services Agreement and the Secondment Agreement upon the effectiveness of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1 DEFINITIONS. As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Sections referred to below (and grammatical variations of such terms have correlative meanings):

         "Agreement" is defined in the preamble to this Agreement.

         "Allocated Costs" is defined in Section 5.2.

         "Applicable Law" means any Law to which a specified Person or property is subject.

         "Authorized Delegate" is defined in Section 11.1.

         "Business Day" means a day other than a Saturday, a Sunday or a day on which banks are required or authorized to be closed in Houston, Texas.

         "Change in Control" means, with respect to a Person, the consummation of any of the following transactions: (a) any merger, consolidation, share exchange or other business combination of such Person with or into any other entity, whether or not such Person is the surviving entity, or any acquisition of securities or assets of another entity by such Person, or any reorganization, reverse stock split, recapitalization or similar transaction or series of related transactions, if following such transaction or series of related transactions (i) more than fifty percent (50%) of the combined voting power of the then outstanding equity securities of the entity resulting from such transaction or series of related transactions entitled to vote (or upon conversion, exchange, exercise or any other event, would be entitled to vote) generally in the election of directors (or the equivalent of directors) (for purposes of this definition, "Voting Securities") is not beneficially owned, directly or indirectly, by the Persons who were the beneficial owners (for purposes of this definition, the "Existing Majority") of at least fifty percent (50%) of the then outstanding Voting Securities of such Person immediately prior to such transaction or series of related transactions, or (ii) the Existing Majority is not entitled to elect at least a majority of the members of the board of directors (or its equivalent) of the entity resulting from the transaction or series of related transactions; (b) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Person, whether or not such Person continues in business with the proceeds of such sale; and (c) the liquidation or dissolution of such Person.

         "Confidential Information" is defined in Section 8.2.

         "Effective Date" is defined in the preamble to this Agreement.

         "Governmental Authority" (or "Governmental") means: a federal, state, local or foreign governmental authority; a state, province, commonwealth, territory or district thereof; a county

                                       2
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or parish; a city, town, township, village or other municipality; a district, ward or other subdivision of any of the foregoing; any executive, legislative or other governing body of any of the foregoing; any agency, authority, board, department, system, service, office, commission, committee, council or other administrative body of any of the foregoing; any court or other judicial body; and any officer, official or other representative of any of the foregoing.

         "Intellectual Property" means (a) inventions, whether or not patentable, whether or not reduced to practice and whether or not yet made the subject of a pending patent application or applications, (b) ideas and conceptions of potentially patentable subject matter, including, without limitation, any patent disclosures, whether or not reduced to practice and whether or not yet made the subject of a pending patent application or applications, (c) national (including the United States) and multinational statutory invention registrations, patents, patent registrations and patent applications (including all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations) and all rights therein provided by multinational treaties or conventions and all improvements to the inventions disclosed in each such registration, patent or application, (d) copyrights (registered or otherwise) and registrations and applications for registration thereof, and all rights therein provided by multinational treaties or conventions, (e) computer software, including, without limitation, source code, operating systems and specifications, data, data bases, files, documentation and other materials related thereto, data and documentation, (f) trade secrets and confidential, technical or business information (including ideas, formulas, compositions, inventions, and conceptions of inventions whether patentable or unpatentable and whether or not reduced to practice), (g) whether or not confidential, technology (including know-how and show-how), manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (h) copies and tangible embodiments of any of the foregoing, in whatever form or medium, (i) trademarks (registered or otherwise), service marks (registered or otherwise) and registrations and applications for registration thereof, and all rights therein provided by multinational treaties and conventions, and trade names and brand names (j) all licenses of any of the foregoing, (k) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights and (l) all rights to sue and recover and retain damages and costs and attorneys' fees for present and past infringement of any of the foregoing.

         "Law" means any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration or interpretative or advisory opinion or letter of a Governmental Authority having valid jurisdiction.

         "Monthly Fee" is defined in Section 5.1(a).

         "Office Space" is defined in Section 3.9(b).

         "Original Services Agreement" is defined in the Recitals to this Agreement.

         "Party" and "Parties" are defined in the preamble to this Agreement.

                                       3
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         "Person" means any natural person, firm, partnership, association, corporation, company, limited liability company, trust, business trust or other entity of any kind.

         "Reorganization Agreement" is defined in the Recitals to this Agreement.

         "Seconded Employees" is defined in Section 4.2.

         "Secondment Agreement" is defined in the Recitals to this Agreement.


         "Services" means all of the services to be provided by WCA Management to the Waste Corp Parties or any of them described in Article 3 and Article 4.


         "Spin-Off" is defined in the Recitals to this Agreement.

         "Term" is defined in Section 10.1.

         "Transit Waste" is defined in the preamble to this Agreement.

         "Waste Corp" is defined in the preamble to this Agreement.

         "Waste Corp Parties" is defined in the preamble to this Agreement.



         "WCA Management" is defined in the preamble to this Agreement.

         "WCA Waste" is defined in the preamble to this Agreement.

         "WCA Waste Parties" is defined in the preamble to this Agreement.

         "WC Central Florida" is defined in the preamble to this Agreement.

         "WC Florida" is defined in the preamble to this Agreement.

         Other terms defined herein shall have the meanings so given them.

         1.2 CONSTRUCTION. Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (b) the term "include" or "includes" means "includes, without limitation," and "including" means "including, without limitation;" (c) references to Articles and Sections refer to Articles and Sections of this Agreement, unless otherwise specified; (d) references to Laws refer to such Laws as they may be amended from time to time, and references to particular provisions of a Law include any corresponding provisions of any succeeding Law; and (e) references to money refer to legal currency of the United States of America.

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                                    ARTICLE 2
                            TERMINATION OF AGREEMENTS

         2.1 TERMINATION OF ORIGINAL SERVICES AGREEMENT AND SECONDMENT AGREEMENT. Effective immediately upon execution of this Agreement by all of the Parties, the Original Services Agreement and the Secondment Agreement shall terminate, and neither party thereto, nor any of their respective subsidiaries, shall thereafter have any further rights or obligations thereunder; provided, however that Waste Corp shall remain liable for and shall pay to WCA Management within thirty (30) days after the Effective Date, all amounts payable by Waste Corp under such agreements in respect of services performed and reimbursable expenses incurred by WCA Management under such agreements as of the Effective Date that remain unpaid as of the Effective Date.

                                   ARTICLE 3
                     SERVICES OTHER THAN PERSONNEL SERVICES

         Subject to the control of the boards of directors of the applicable Waste Corp Parties, WCA Management shall, acting by and through the Seconded Employees, provide to each of the Waste Corp Parties the following services:

         3.1 MANAGEMENT OF FINANCE, ACCOUNTING STANDARDS AND INVESTOR RELATIONS. WCA Management shall:

         (a) Advise, direct and, as necessary, negotiate and arrange for appropriate financing for each Waste Corp Party, supervise the structuring, documentation and implementation of such arrangements and coordinate ongoing compliance and reporting requirements associated with such arrangements;

         (b) Advise and assist each Waste Corp Party in developing and maintaining banking relationships;

         (c) Advise and assist each Waste Corp Party in the maintenance and further development of financial systems in order to maintain the quality of such Waste Corp Party's accounting related control and reporting capabilities; and

         (d) Advise and assist each Waste Corp Party regarding investor and public relations and corporate communications activities on behalf of such Waste Corp Party, including, without limitation, required member or stockholder (as applicable) communications and the holding of member or stockholder (as applicable) meetings.

         3.2 MANAGEMENT OF BANKING AND INVESTMENT RELATIONS. WCA Management shall:

         (a) Advise on and, as necessary, negotiate and arrange for appropriate foreign exchange arrangements with respect to the operations of each Waste Corp Party;

         (b) Advise and assist each Waste Corp Party on the management of such Waste Corp Party's company or corporate (as applicable) cash;

         (c) Advise, direct and, as necessary, negotiate and arrange for appropriate cash management agreements, including overdraft and credit line facilities for each Waste Corp Party;

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
         (d) Advise, direct and, as necessary, negotiate and arrange for long-term and revolving credit facilities of the Waste Corp Parties and provide administration thereof;

         (e) Obtain, manage and maintain local depository bank accounts and banking relationships; and

         (f) Advise and assist each Waste Corp Party on external accounting requirements regarding debt, swap agreements and currency hedges, as required to meet U.S. GAAP.

         3.3 INTERNAL CONTROLS AND AUDITS. WCA Management shall advise each Waste Corp Party with respect to internal audit matters and procedures and manage such Waste Corp Party's internal audit, including the administration of meetings of its audit committee, if any, the coordination of its internal and external audit and the negotiation of external audit fees. Additionally, WCA Management shall engage, on behalf of, and at the sole cost of the Waste Corp Parties, the independent auditor for the Waste Corp Parties and shall manage the independent audit process for the Waste Corp Parties.

         3.4 TAX MANAGEMENT AND ADMINISTRATION. WCA Management shall:

         (a) Advise and assist each Waste Corp Party with its tax planning to facilitate the conduct of such Waste Corp Party's business in a tax efficient manner;

         (b) Coordinate the efforts of internal and external resources in order to provide cost efficient processes and procedures to optimize each Waste Corp Party's tax position;

         (c) File, on behalf of the applicable Waste Corp Party, any required local, state and/or federal income, franchise or other required tax returns;

         (d) Advise and assist each Waste Corp Party with responses to tax audits that may arise and, as necessary, represent each Waste Corp Party in meetings and negotiations with the relevant tax authorities; and

         (e) Engage, on behalf of the applicable Waste Corp Party, any required third-party tax professionals necessary for the performance of any of the foregoing services.

         3.5 ACCOUNTING SERVICES. WCA Management shall provide the following accounting services to each Waste Corp Party:

         (a) Summary review and processing of accounts payable checks including:
(i) preparation of accounts payable checks and manual checks upon request; and
(ii) posting accounts payable checks in the applicable Waste Corp Party's general ledger.

         (b) Maintenance, processing and review of the transactions processing and general ledger associated with the applicable Waste Corp Party's corporate expenses not associated with this Agreement, including, without limitation, such items as third party legal fees associated with specific litigation, etc.

         (c) Consolidation, review and external reporting of each Waste Corp Party's financial statements.

         3.6 CORPORATE LAW AND COMPLIANCE. WCA Management shall advise each Waste Corp Party with respect to the maintenance of its corporate records and compliance with the rules and regulations of the authorities in those states where it is resident or doing business and advise each Waste Corp Party with respect to applicable rules and regulations regarding the registration and reporting requirements applicable to the U.S.

         3.7 INFORMATION SYSTEMS SERVICES. WCA Management shall:

         (a) Administer on behalf of each Waste Corp Party all licenses necessary for the use of all software which such Waste Corp Party may need or desire to use in such Waste Corp Party's business operations;

         (b) Administer on behalf of each Waste Corp Party its computer systems for the purpose of operating the software which such Waste Corp Party may need or desire to use in such Waste Corp Party's business operations;

         (c) Administer on behalf of each Waste Corp Party any and all licenses WCA Management owns and maintains for use of WCA Management's electronic mail system, local area network and personal computers and any and all software used on or in connection with any of the foregoing; and

         (d) Administer on behalf of each Waste Corp Party various support services for such Waste Corp Party's general computing requirements, including, without limitation, procurement, installation and maintenance of necessary hardware and software, administration of local area network services, help desk services and training of such Waste Corp Party's personnel.

         3.8 INSURANCE SERVICES.

         (a) WCA Management shall:

                  (i) Provide risk analysis on the assets and business exposures of each Waste Corp Party;

                  (ii) Advise on the placement of risk, whether internal or external, including the determination of retention, level and type of coverage required;

                  (iii) Maintain and monitor each Waste Corp Party's risk/insurance structure on a regular basis;

                  (iv) Propose the premium and retention budget annually for each Waste Corp Party's approval. All applicable premiums, including brokers' fees, will be allocated to the applicable Waste Corp Party as part of the Allocated Costs, and all retention incurred by a Waste Corp Party will be charged to such Waste Corp Party's account as part of the Allocated Costs; and

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
                  (v) Process claims of the Waste Corp Parties and expedite the collection of claims.

         (b) WCA Waste shall cause the Waste Corp Parties to be named as additional insureds in WCA Waste's insurance program, as in effect from time to time. Each of the Waste Corp Parties shall be allocated as part of the Allocated Costs, and Waste Corp shall pay for, such insurance coverage in an amount equal to WCA Waste's cost of insuring the assets and operations of such Waste Corp Party, and generally in accordance with the allocations and methodology used prior to the Effective Date.

         3.9 OFFICE SPACE AND SERVICES.

         (a) WCA Management shall provide each Waste Corp Party with various office administrative services, including, without limitation, mail delivery, supply procurement and general office management, and such other office administrative services as such Waste Corp Party may, from time to time, reasonably request; and

         (b) WCA Management shall permit the Waste Corp Parties to occupy and use the offices and space located at One Riverway, Suite 1400, Houston, Texas 77056, and all of WCA Management's facilities, fixtures, furniture and equipment contained therein (collectively, the "Office Space") along side WCA Waste and its subsidiaries for executive, administrative and general office space.

         (c) The Waste Corp Parties shall take good care of the Office Space and suffer no waste or injury thereto, and shall keep and maintain the Office Space in good condition and repair, ordinary wear and tear excepted.

         3.10 MISCELLANEOUS OTHER SERVICES.

         (a) WCA Management shall advise, direct and, as necessary, negotiate and arrange for long- and short-term leases of real property and/or personal property for the Waste Corp Parties, as requested or required by the Waste Corp Parties.

         (b) WCA Management shall provide management and oversight of the Waste Corp Parties' respective legal services, safety and maintenance programs and sales and marketing programs.

         3.11 ADDITIONAL SERVICES. In addition to the services to be provided by WCA Management to the Waste Corp Parties as set forth in Section 3.1 through
Section 3.10 hereof, WCA Management may, from time to time, render additional assistance to and on behalf of the Waste Corp Parties or any of them as shall be mutually agreed by WCA Management and WCA Waste on the one hand and such Waste Corp Party or Waste Corp Parties on the other. Any such additional assistance by WCA Management shall be separately compensated.


         3.12 LIMITATION. Nothing in this Article 3 shall obligate WCA Management or WCA Waste to provide to the Waste Corp Parties any service other than or any level of service greater than or in addition to the services that WCA Management customarily provides to the WCA Waste Parties.

                                   ARTICLE 4
                         PERSONNEL AND RELATED SERVICES

         4.1 PERSONNEL SERVICES. WCA Management shall provide all personnel, including, without limitation, executive officers, to the Waste Corp Parties reasonably necessary for the performance of the services to be provided by WCA Management to the Waste Corp Parties pursuant to this Agreement and for the operation of the respective businesses and operations of the Waste Corp Parties.

         4.2 SECONDMENT OF EMPLOYEES. As part of the personnel services described in Section 4.1, WCA Management hereby seconds, and the Waste Corp Parties hereby accept the secondment of the employees of WCA Waste Management (the "Seconded Employees") in accordance with the terms and conditions of this Agreement.

         4.3 JOB DESCRIPTIONS. The professional responsibilities of the Seconded Employees shall be determined in accordance with the job descriptions and internal regulations of WCA Management, subject to the needs of the Waste Corp Parties and any limitations that may be placed on them by the respective boards of directors of the applicable Waste Corp Parties.

         4.4 EMPLOYMENT STATUS OF SECONDED EMPLOYEES. Throughout the Term, each Seconded Employee shall remain the employee of WCA Management and shall continue to receive salary and benefits according to the terms of such Seconded Employee's employment relationship with WCA Management. No Seconded Employee shall be deemed to be an employee of any Waste Corp Party by reason of such Seconded Employee's service to any Waste Corp Party pursuant to this Agreement.

         4.5 AUTHORIZATION OF SECONDED EMPLOYEES. Subject to the direction and control of the board of directors of the applicable Waste Corp Party, the Seconded Employees, in the course of performing the Services for a Waste Corp Party pursuant to this Agreement, shall have the power and authority to enter into contracts and incur debts and obligations in the name of such Waste Corp Party and to bind such Waste Corp Party generally. Each Waste Corp Party shall execute any and all documents necessary to effectuate the authorization of the Seconded Employees to represent and bind such Waste Corp Party in the course of providing the Services to such Waste Corp Party pursuant to this Agreement.

                                   ARTICLE 5
                                FEES AND EXPENSES

         5.1 MONTHLY FEE.


         (a) As compensation for the Services, Waste Corp shall pay to WCA Management a monthly fee in the amount of $40,000 (the "Monthly Fee"); provided, however, that, upon the occurrence of a partial termination of this Agreement pursuant to Section 10.5, WCA Management and Waste Corp shall negotiate in good faith to determine a reduction in the amount of the Monthly Fee to reflect the reduction of Services provided to the Waste Corp Parties hereunder as a result of such partial termination (which reduction shall be subject to the prior written approval of WCA Waste), and each of WCA Waste, WCA Management and Waste Corp hereby agrees not to unreasonably withhold or delay its consent to any proposed reduction; but provided further that, unless and until WCA Management and Waste Corp mutually agree to the amount of such reduction and WCA Waste has approved in writing such amount,

Waste Corp shall remain liable for the full amount of the Monthly Fee then in effect. The Monthly Fee shall be payable in advance on the first Business Day of each calendar month during the Term.



         (b) At least ten (10) days but not more than thirty (30) days prior to the anniversary of the Effective Date, WCA Management and Waste Corp shall review the amount of the Monthly Fee to determine whether the amount of the Monthly Fee should be adjusted to reflect the level of Services then being provided under this Agreement. In the event that WCA Management and Waste Corp agree that an adjustment is warranted, the amount of the Monthly Fee shall be adjusted upward or downward, as applicable, by the amount mutually agreed upon by WCA Management and Waste Corp, with the prior written approval of WCA Waste. Each of WCA Management and Waste Corp hereby agrees not to unreasonably withhold or delay its consent to any proposed adjustment. Unless and until WCA Management and Waste Corp reach agreement as to the amount of any adjustment to the Monthly Fee (which agreement shall be evidenced by a written acknowledgment signed by both WCA Management and Waste Corp) and WCA Waste has approved in writing such amount, the amount of the Monthly Fee shall remain at the then-current amount. If WCA Management and Waste Corp cannot reach agreement on whether or how much to adjust the Monthly Fee or if WCA Waste does not approve in writing any adjustment agreed to by WCA Management and Waste Corp, in either case within thirty (30) days after the then most recent anniversary of the Effective Date, any of WCA Waste, WCA Management and Waste Corp may terminate this Agreement upon ninety (90) days written notice to the other.



         5.2 DIRECT AND OTHER ALLOCATED COSTS. As additional compensation for the Services, Waste Corp shall pay to WCA Management all direct and other allocated costs and expenses incurred by any of the WCA Waste Parties or their respective subsidiaries on behalf of any Waste Corp Party in connection with the performance of the Services ("Allocated Costs"); provided, however, that the portion of all salaries, wages, bonuses, benefits, social security taxes, workers' compensation insurance, retirement and insurance benefits and other compensation payable to the Seconded Employees that is allocable to their service to the Waste Corp Parties pursuant to this Agreement shall be deemed to be included within the Monthly Fee, and thus, shall not be separately reimbursable as Allocated Costs pursuant to this Section 5.1(a). Within ten (10) Business Days after the end of each calendar month during the Term, WCA Management shall provide to Waste Corp an invoice for all Allocated Costs incurred in such calendar month. Each invoice shall be payable in full within forty-five (45) Business Days after receipt thereof by Waste Corp. In the event of a dispute as to the propriety of any invoiced amounts, Waste Corp shall promptly, but in no event later than the due date for payment of such invoiced amounts, notify WCA Management in writing of such dispute and the basis therefore. Waste Corp shall pay all undisputed amounts on each invoice but shall be entitled to withhold payment of any disputed amounts, provided that Waste Corp has properly and timely provided written notice of such dispute to WCA Management. All invoiced amounts not properly or timely disputed by written notice to WCA Management shall be conclusively presumed to be proper and shall be due and payable by Waste Corp.



         5.3 BOOKS AND RECORDS. WCA Management shall maintain accurate books and records regarding the performance of the Services and the calculation of the Allocated Costs and shall retain such books and records for the period required by applicable accounting practices or Applicable Law.


         5.4 AUDITS. Waste Corp shall have the right, upon reasonable notice, and at all reasonable times during normal business hours, to inspect, examine, audit and make copies of the books and records referred to in Section 5.3. Such right may be exercised through any agent, employee, independent certified public accountant, attorney or other representative of Waste Corp designated by Waste Corp by written notice to WCA Management at least three (3) Business Days prior to the exercise of such right by Waste Corp. Waste Corp shall bear all costs and expenses incurred in any inspection, examination or audit of such books and records, including the costs of making any copies of such books and records desired by Waste Corp.


                                    ARTICLE 6
                              BONDING ARRANGEMENTS

         6.1 BONDING FACILITIES. The WCA Waste Parties and their direct and indirect subsidiaries and the Waste Corp Parties and their direct and indirect subsidiaries currently satisfy some or all of their respective performance, closure and post-closure bonding obligations through a number of shared bonding arrangements and facilities. Each of the Parties hereby agrees to use its commercially reasonable best efforts to separate all such bonding arrangements and facilities as between the WCA Waste Parties and their respective direct and indirect subsidiaries on the one hand and the Waste Corp Parties and their direct and indirect subsidiaries on the other as soon as reasonably practicable. However, unless and until such separation occurs, all direct costs and expenses of such shared bonding arrangements and facilities shall be allocated among the WCA Waste Parties on the one hand and the Waste Corp Parties on the other on the basis of the their and their respective subsidiaries' operations covered by such bonding arrangements and facilities to which such costs and expenses relate.

         6.2 INDEMNIFICATION. Each Party hereby agrees to indemnify and hold harmless each other Party for all damages, losses, costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred by such other Party arising out of any claim, suit or demand related to any of such Party's or such Party's subsidiaries' operations that are covered by any of the shared bonding arrangements or facilities described in Section 6.1, including, without limitation, and claims by or in the right of any Person providing any of such shared bonding arrangements or facilities.

                                   ARTICLE 7
                              INTELLECTUAL PROPERTY


         7.1 OWNERSHIP OF INTELLECTUAL PROPERTY. All Intellectual Property that is conceived, developed, produced, substantiated or first reduced to practice by any WCA Waste Party, any Authorized Delegate or any Seconded Employee in connection with or in the course of performing the Services pursuant to this Agreement shall accrue to and, as among the Parties, be the sole and exclusive property of WCA Management, subject only to the license granted pursuant to
Section 7.2.



         7.2 LICENSE. WCA Management hereby grants to each of the Waste Corp Parties a non-exclusive, non-transferable, worldwide royalty-free right and license to use the Intellectual Property referenced in Section 7.1 for so long as this Agreement remains in effect, but only to the extent such use is necessary for the performance of the Services. Each such Waste Corp Party hereby agrees, on behalf of itself and its subsidiaries, that it will use such Intellectual Property solely in connection with the performance of the Services and solely in accordance with the immediately preceding sentence, unless otherwise agreed in writing by WCA Management.

                                    ARTICLE 8
                                 CONFIDENTIALITY

         8.1 USE OF CONFIDENTIAL INFORMATION. Each of the Parties understands and acknowledges that so long as this Agreement remains in effect, it will have access to certain Confidential Information of other Parties concerning such other Parties' respective businesses that is a valuable and unique asset of such other Parties upon which such other Parties' respective businesses are dependent. To insure the continued secrecy of this Confidential Information, each Party agrees as follows:

         (a) All reports of information produced as a result of this Agreement shall be deemed to be part of the Waste Corp Parties' Confidential Information;

         (b) Any Confidential Information of a Waste Corp Party received by a WCA Waste Party during the Term may be used by the WCA Waste Party only for the purposes intended by this Agreement, and any Confidential Information of a WCA Waste Party received by a Waste Corp Party during the Term may be used by the Waste Corp Party only for the purposes intended by this Agreement;

         (c) Each WCA Waste Party agrees not to disclose any Confidential Information of any Waste Corp Party or permit any Confidential Information of any Waste Corp Party to be disclosed to any third party while this Agreement remains in effect or at any time thereafter, without the prior written consent of the applicable Waste Corp Party, and each Waste Corp Party agrees not to disclose any Confidential Information of any WCA Waste Party or permit any Confidential Information of any WCA Waste Party to be disclosed to any third party while this Agreement remains in effect or at any time thereafter, without the prior written consent of the applicable WCA Waste Party;

         (d) Each WCA Waste Party shall use the same degree of care, but not less than a reasonable degree of care, to protect the confidentiality of the Confidential Information of each Waste Corp Party as such WCA Waste Party uses to protect its own Confidential Information, and each Waste Corp Party shall use the same degree of care, but not less than a reasonable degree of care, to protect the confidentiality of the Confidential Information of each WCA Waste Party as such Waste Corp Party uses to protect its own Confidential Information;

         (e) Each WCA Waste Party shall restrict access to the Confidential Information of the Waste Corp Parties by such WCA Waste Party's personnel on a need-to-know basis, and each Waste Corp Party shall restrict access to the Confidential Information of the WCA Waste Parties by such Waste Corp Party's personnel on a need-to-know basis; and

         (f) Each WCA Waste Party agrees that all originals or copies of any records, papers, programs, computer software, documents, fee books, files or any other matter of whatever nature which is, contains or may facilitate access to Confidential Information received from or made available by a Waste Corp Party hereunder shall be returned to such Waste Corp Party or, at the written request of such Waste Corp Party, destroyed upon the termination of this Agreement for any reason, and each Waste Corp Party agrees that all originals or copies of any records, papers, programs, computer software, documents, fee books, files or any other matter of whatever nature which is, contains or may facilitate access to Confidential Information received from or made available by a WCA Waste Party hereunder shall be returned to such WCA Waste Party or, at the written request of such WCA Waste Party, destroyed upon the termination of this Agreement for any reason.

         8.2 DEFINITION OF "CONFIDENTIAL INFORMATION".

         (a) For purposes of this Agreement and except as provided in Section 8.2(b), "Confidential Information" shall include, without limitation, any and all secrets or confidential technology, intellectual property rights, proprietary information, customer or supplier lists, trade secrets, records, notes, memoranda, data, ideas, processes, methods, techniques, systems, formulas, patent applications, models, devices, programs, computer software, writings, research, personnel information, customer or supplier information, plans or any other information of whatever nature in the possession or control of a Party that is not generally known or available to members of the general public, including any copies, worksheets or extracts from any of the foregoing.

         (b) The term "Confidential Information" of a Party shall not include any information which (i) is or becomes generally available to and known by the public (other than as a result of an impermissible disclosure directly or indirectly by another Party), (ii) is or becomes available to another Party on a non-confidential basis from a source other than the Party, provided, that such source is not and was not bound by a confidentiality agreement with, or other obligation of secrecy to, the Party, (iii) has been or is hereafter independently developed or acquired by another Party outside the scope of the Services to be performed under this Agreement, without use of any of the Party's Confidential Information and without violating any confidentiality agreement with, or other obligation to, the Party, as evidenced by documentation in such other Party's possession or (iv) was known to another Party at the time of disclosure, as evidenced by documentation in such other Party's possession.

         8.3 REQUIRED DISCLOSURE OF CONFIDENTIAL INFORMATION. Notwithstanding any other provision of this Agreement, a Party may disclose Confidential Information of another Party in contravention of the provisions of Section 8.1 without the prior written consent of such other Party only when disclosure by the Party is required under Applicable Law; provided, however, that if disclosure is required under this Section 8.3, such Party shall advise such other Party of the requirement to disclose Confidential Information prior to such disclosure and as soon as reasonably practicable after such Party becomes aware of such required disclosure or aware that an action has been taken seeking such disclosure unless such notice is legally prohibited; and provided further, that upon the request of such other Party, such Party shall reasonably cooperate with, and at the expense of, such other Party in any reasonable and lawful actions which such other Party takes to resist such disclosure, limit the information to be disclosed or limit the extent to which the information so disclosed may be used or made available to third parties.

                                   ARTICLE 9
                           LIABILITY; INDEMNIFICATION

         9.1 NO ASSUMPTION OF LIABILITIES. Each of the Parties hereby acknowledges and agrees that by executing this Agreement, no Party is assuming any of the debts, liabilities or obligations of any other Party, and all of the debts, liabilities and obligations of a Party in existence as of the date of this Agreement or arising hereafter shall be the sole debt, liability or obligation, as applicable, of such Party.

         9.2 LIMITATION OF LIABILITY.

         (a) None of the WCA Waste Parties, nor any of their respective subsidiaries nor any of the officers, directors, stockholders, members, partners, employees, agents or representatives of any of the WCA Waste Parties or their respective subsidiaries (each a "WCA Waste Indemnitee" and collectively, the "WCA Waste Indemnitees") shall have any liability whatsoever to any Waste Corp Party for any losses, costs, expenses, liabilities, claims or demands (including court costs and reasonable attorneys' fees) of whatever kind or nature arising out of or in connection with the performance of, or failure to perform, any of the Services pursuant to this Agreement, except and only to the extent such losses, costs, expenses, liabilities, claims or demands result from the gross negligence or willful misconduct of any WCA Waste Indemnitee.

         (b) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER THIS AGREEMENT FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, STATUTORY OR CONSEQUENTIAL DAMAGES OR ANY MULTIPLE OF ACTUAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT OR OTHERWISE, AND WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         9.3 INDEMNIFICATION BY WASTE CORP PARTIES. Each of the Waste Corp Parties shall, to the fullest extent permitted by applicable law, jointly and severally indemnify, defend and hold harmless the WCA Waste Indemnitees against any and all losses, costs, expenses, liabilities, claims and demands (including court costs and reasonable attorneys' fees) of whatever kind or nature, and by whomever asserted, arising directly or indirectly out of the performance of, or failure to perform, any of the Services pursuant to this Agreement, except and only to the extent such losses, costs, expenses, liabilities, claims or demands result from the gross negligence or willful misconduct of any WCA Waste Indemnitee. EACH OF THE PARTIES HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE INDEMNIFICATION PROVIDED BY THIS SECTION 9.3 SHALL INCLUDE INDEMNIFICATION FOR THE NEGLIGENT (BUT NOT GROSSLY NEGLIGENT) ACTS OR OMISSIONS OF ANY WCA WASTE INDEMNITEE.

         9.4 INDEMNIFICATION BY WCA WASTE PARTIES. Each of the WCA Waste Parties shall, to the fullest extent permitted by applicable law, jointly and severally indemnify, defend and hold harmless the Waste Corp Parties and each of their respective officers, directors, stockholders, members, partners, employees, agents or representatives (each a "Waste Corp Indemnitee" and collectively, the "Waste Corp Indemnitees") against any and all losses, costs, expenses, liabilities, claims and demands (including court costs and reasonable attorneys' fees) of whatever kind or nature, and by whomever asserted, arising directly or indirectly out of the performance of, or failure to perform, any of the Services pursuant to this Agreement, to the extent, but only to the extent, such losses, costs, expenses, liabilities, claims or demands result from the gross negligence or willful misconduct of any WCA Waste Party. EACH OF THE

PARTIES HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE INDEMNIFICATION PROVIDED BY THIS SECTION 9.4 SHALL BE AVAILABLE TO THE WASTE CORP INDEMNITEES EVEN WHEN THE LOSSES, COSTS, EXPENSES, LIABILITIES, CLAIMS OR DEMANDS FOR WHICH INDEMNIFICATION IS SOUGHT RESULT IN PART FROM THE NEGLIGENCE OF A WASTE CORP INDEMNITEE.

                                   ARTICLE 10
                              TERM AND TERMINATION

         10.1 TERM. The term of this Agreement (the "Term") shall commence on the Effective Date and shall continue until the earlier of (a) the fifth (5th) anniversary of the Effective Date and (b) the termination of this Agreement pursuant to Section 5.1(b), Section 10.2, Section 10.3, Section 10.4 or Section 10.5.

         10.2 TERMINATION BY WCA WASTE. WCA Waste may terminate this Agreement immediately if:

         (a) Waste Corp fails to pay in full any payment required under this Agreement within thirty (30) days after receipt by Waste Corp of written notice of failure to pay on the due date of such payment;

         (b) Any Waste Corp Party breaches any of its material obligations under this Agreement and fails to cure such breach within thirty (30) days after receipt by such Waste Corp Party of written notice of such breach; or

         (c) Any Waste Corp Party (i) makes a general assignment for the benefit of its creditors, (ii) files a petition in bankruptcy or for liquidation, (iii) is adjudged insolvent or bankrupt, (iv) commences any proceeding for a reorganization, arrangement, readjustment of debts, dissolution or liquidation under any law or statute of any jurisdiction applicable thereto or (v) any such proceeding shall be commenced against a Waste Corp Party and shall not be dismissed or otherwise disposed of within sixty (60) days thereafter.

         10.3 TERMINATION BY WASTE CORP. Waste Corp may terminate this Agreement immediately if:

         (a) Any WCA Waste Party breaches any of its material obligations under this Agreement and fails to cure such breach within thirty (30) days after receipt by such WCA Waste Party of written notice of such breach; or

         (b) Any WCA Waste Party (i) makes a general assignment for the benefit of its creditors, (ii) files a petition in bankruptcy or for liquidation, (iii) is adjudged insolvent or bankrupt, (iv) commences any proceeding for a reorganization, arrangement, readjustment of debts, dissolution or liquidation under any law or statute of any jurisdiction applicable thereto or (v) any such proceeding shall be commenced against a WCA Waste Party and shall not be dismissed or otherwise disposed of within sixty (60) days thereafter.

         10.4 AUTOMATIC TERMINATION. This Agreement shall automatically terminate upon the occurrence of a Change in Control of Waste Corp.


         10.5 PARTIAL TERMINATION. In the event of a Change in Control of any Waste Corp Party other than Waste Corp, this Agreement shall terminate with respect to such Waste Corp Party, and thereafter, neither WCA Management nor WCA Waste shall have any further obligation whatsoever to provide the Services to such Waste Corp Party.



         10.6 EFFECT OF TERMINATION. Termination of this Agreement shall be without prejudice to the accrued rights and obligations of the Parties as of the effective date of the termination, including, but not limited to, Waste Corp's obligation to pay the compensation to WCA Management as set forth in Article 5.


                                   ARTICLE 11
                                  MISCELLANEOUS


         11.1 DELEGATION OF PERFORMANCE OF SERVICES. Each of the Parties hereby acknowledges and agrees that WCA Management, in discharging its obligations under this Agreement, may, with the prior approval of WCA Waste, engage any direct or indirect subsidiary of WCA Waste, as well as any unrelated third parties WCA Management deems reasonably necessary for the proper performance of the Services (each an "Authorized Delegate") and delegate the performance of the Services (or any part of the Services) to such Authorized Delegate and that the performance of the Services (or any part of the Services) by any such Authorized Delegate shall be treated as if WCA Management performed such Services itself; provided, however, that, in the event that WCA Management engages any unrelated third parties to provide any of the Services customarily provided by WCA Management directly and without the use of unrelated third parties under the Original Services Agreement, none of the costs or expenses incurred by WCA Management for the provision of such Services by such unrelated third parties shall be reimbursable by the Waste Corp Parties hereunder as Allocated Costs or otherwise; but provided further that, notwithstanding any such delegation, WCA Management shall remain responsible for the performance of the Services under this Agreement.


         11.2 PROVISION OF SERVICES NONEXCLUSIVE.

         (a) Each of the Parties acknowledges and agrees that the WCA Waste Parties may, from time to time, provide services similar or identical to the Services to any other Person, in the sole and absolute discretion of the WCA Waste Parties.

         (b) Notwithstanding any other provision of this Agreement, the Waste Corp Parties shall not be obligated to acquire the Services exclusively from the WCA Waste Parties and shall remain free to acquire some or all of such services from any other source as the Waste Corp Parties may deem appropriate, in their sole and absolute discretion, without the approval or consent of any WCA Waste Party; provided, however, that, in the event any Waste Corp Party elects to acquire any of the Services from any Person other than the WCA Waste Parties and their Authorized Delegates, such Waste Corp Party shall provide written notice of such election to the WCA Waste Parties specifying the Services to be provided by such other Person, and upon receipt of such written notice, the WCA Waste Parties shall thereafter have no further obligation whatsoever under this Agreement to provide any of the Services so specified; but provided further that, so long as this Agreement remains in effect, the Waste Corp Parties shall remain liable for payment of the Monthly Fee and the Allocated Costs in accordance with the provisions of Article 5.

         11.3 NO JOINT VENTURE. This Agreement is not intended to create, and shall not be construed as creating, any relationship of partnership, joint venture or association for profit among the Parties or any of them, and any inferences to the contrary are hereby expressly negated.


         11.4 NO FIDUCIARY DUTIES. In rendering the Services, WCA Management (and any Authorized Delegate to whom performance of any of the Services is delegated pursuant to Section 11.1), acting by and through the Seconded Employees, shall be acting on behalf of and as agent for the Waste Corp Parties. Nevertheless, each of the Parties hereby expressly acknowledges and agrees that no Party or Authorized Delegate shall have any fiduciary duties or obligations to any other Party by reason of this Agreement or the performance of the Services hereunder.


         11.5 WAIVER OF CONFLICTS. Each of the Parties hereby acknowledges that some or all of the Seconded Employees will perform services for one or more of the WCA Waste Parties and their respective subsidiaries in addition to performing the Services for the Waste Corp Parties. To the greatest extent permitted by Applicable Law, each of the Parties hereby waives, on behalf of itself and each of its subsidiaries now in existence or hereafter created, any conflict of interest that may arise as a result of any Seconded Employee performing services for more than one of the Parties or their respective subsidiaries and any rights or claims of corporate opportunity a Party may have in connection with any opportunity or transaction any other Party may pursue or effect by or through any of the Seconded Employees during the Term.


         11.6 LIMITATION ON SCOPE. Each of the Parties hereby acknowledges and agrees that WCA Management shall be obligated to provide the Services only with respect to the businesses and operations of the Waste Corp Parties as operated on the Effective Date unless otherwise mutually agreed in writing among the WCA Waste Parties and the Waste Corp Parties. Each of the Parties hereby further acknowledges and agrees that WCA Management shall not be obligated to perform any of the Services for the benefit of any Person other than the Waste Corp Parties.



         11.7 WARRANTY. WCA Management hereby warrants to the Waste Corp Parties that the Services shall be of the same or similar quality as those provided by WCA Management to Waste Corp and its subsidiaries pursuant to the Original Services Agreement and the Secondment Agreement. EXCEPT AS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE, THE WCA WASTE PARTIES MAKE NO (AND EACH OF THEM HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY AND ALL) REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES.

         11.8 FORCE MAJEURE.

         (a) No WCA Waste Party or Authorized Delegate shall be responsible for or have any liability for the loss of or damage to any property of any Waste Corp Party in possession of a WCA Waste Party or an Authorized Delegate to the extent such loss or damage shall be caused by or directly or indirectly due to war damage, enemy action, the act of any Governmental Authority, riot, civil commotion, rebellion, storm, tempest, accident, fire, lockout, strike or other cause whatsoever beyond the control of such WCA Waste Party or Authorized Delegate (each such event, a "Force Majeure Event"); provided, however, that such WCA Waste Party or Authorized Delegate shall use all commercially reasonable efforts to minimize the effects of the same.

         (b) Any delay or failure of any Party in the performance of its obligations hereunder shall be excused if and to the extent caused by a Force Majeure Event. In the event of a Force Majeure Event, the time for performing any obligations affected thereby shall be extended during the period such Force Majeure Event persists; provided, however, that the affected Party notifies the other Parties of the Force Majeure Event within five (5) days of the occurrence thereof; and provided further, that the affected Party diligently attempts to remove the cause or causes of such Force Majeure Event to the extent reasonably possible.

         11.9 NOTICES.

         (a) All notices or other communications provided for or permitted to be given under this Agreement shall be in writing and shall be given (i) by depositing such writing in the U.S. mail, addressed to the intended recipient, postage paid and registered or certified with return receipt requested, (ii) by delivering such writing to the recipient in person, (iii) by facsimile transmission (with electronic confirmation thereof) or (iv) by nationally recognized overnight courier service. All notices or other communications to be sent to a Party under this Agreement shall be sent to or made at the following addresses or facsimile numbers, or such other addresses or facsimile numbers as the Parties may specify by notice to each other from time to time in accordance herewith:

         If to a WCA Waste Party, to:


                  (Name of applicable WCA Waste Party)
                  One Riverway, Suite 1400
                  Houston, Texas  77056
                  Facsimile:  (713) 572-4480
                  Attn:  J. Edward Menger, Vice President and Secretary


         If to a Waste Corp Party, to:


                  (Name of applicable Waste Corp Party)
                  One Riverway, Suite 1400
                  Houston, Texas  77056
                  Facsimile:  (713) 572-4480
                  Attn:  Jerome M. Kruszka, President


         (b) Any notice or other communication given in accordance with the provisions of this Section 11.9 shall be deemed to have been received by the intended recipient (i) three (3) Business Days after deposit in the United States mail if given by registered or certified mail,

(ii) upon receipt if given by delivery in person, (iii) one (1) Business Day after transmission with electronic confirmation if given by facsimile transmission and (iv) one (1) Business Day after deposit with a nationally recognized overnight courier service if given by such means.

         11.10 ASSIGNMENT; BINDING EFFECT. Except as expressly permitted by
Section 11.1, no Party may assign any of its rights or delegate any of its duties or obligations under this Agreement without the prior written consent of the other Parties. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

         11.11 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Texas, without giving effect to any conflicts of laws principles thereof that would result in the application of the Law of any other jurisdiction.

         11.12 DISPUTE RESOLUTION. Any dispute arising from or in connection with this Agreement shall first be the subject of amicable negotiations between the Parties. If the dispute cannot be resolved within thirty (30) calendar days, then any Party may refer this dispute to, and the Parties hereby agree to, arbitration by JAMS/ENDispute in the city of Houston, Texas. The arbitration tribunal shall consist of three (3) arbitrators. Arbitration shall be conducted according to the Commercial Arbitration Rules of JAMS/ENDispute then in effect. Any award of the arbitrator shall be final and binding on the Parties.

         11.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect thereto (including, without limitation, the Original Services Agreement and the Secondment Agreement), and there are no representations, warranties or other agreements between the Parties in connection with the subject matter hereof, except as specifically set forth herein.

         11.14 AMENDMENT; WAIVER. No amendment, modification or supplement of this Agreement or any provision hereof shall be binding upon any Party unless it shall be specifically designated as such and shall be executed in writing by all of the Parties. No waiver of any of the provisions of this Agreement shall be binding upon any Party unless it shall be specifically designated as such and shall be executed in writing by the Party or Parties to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided therein.

         11.15 FURTHER ASSURANCES. Each of the Parties agrees to execute and deliver such further and supplemental documents and instruments and to do such other and further acts and things as may, from time to time, be necessary or convenient to carry out the intent and purposes of this Agreement.

         11.16 TITLES AND HEADINGS. The Article and Section headings and any table of contents contained in this Agreement are solely for convenience of reference and shall not affect the meaning, construction or interpretation of this Agreement or any term or provision hereof.

         11.17 SEVERABILITY. The provisions of this Agreement shall be deemed to be severable, and if one or more of the provisions of this Agreement are at any time found to be invalid by a court, tribunal or other forum of competent jurisdiction, or otherwise rendered unenforceable, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement. In such event, this Agreement shall be deemed amended by modifying or severing such provision or provisions as necessary to render it valid, legal and enforceable while preserving its intent, or if that is not possible, by substituting another provision that is valid, legal and enforceable which materially effectuates the Parties' intent. Any such invalid or unenforceable provision or provisions shall be severable from this Agreement, so that the validity or enforceability of the remaining provisions of this Agreement, or the validity or enforceability of the provision(s) in question in any other jurisdiction, shall not be affected thereby.

         11.18 JOINT DRAFT. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         11.19 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. The Parties may sign and deliver this Agreement by facsimile transmission. Each Party agrees that the delivery of the Agreement by facsimile shall have the same force and effect as delivery of original signatures and that each Party may use such facsimile signatures as evidence of the execution and delivery of the Agreement by all Parties to the same extent that an original signature could be used.


                            (SIGNATURE PAGES FOLLOWS)

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

                                      WCA WASTE CORPORATION


                                      By: /s/ Charles A. Casalinova
                                          -------------------------------------
                                      Name:   Charles A. Casalinova
                                      Title:  Senior Vice President





                                      WCA MANAGEMENT COMPANY, L.P.

                                      By:  WCA Management General, Inc.
                                      Its: General Partner


                                           By: /s/ Charles A. Casalinova
                                               --------------------------------
                                           Name:   Charles A. Casalinova
                                           Title:  Senior Vice President



                                      WASTE CORPORATION OF AMERICA, LLC


                                      By: /s/ Charles A. Casalinova
                                          -------------------------------------
                                      Name:   Charles A. Casalinova
                                      Title:  Senior Vice President



                                      TRANSIT WASTE, LLC


                                      By: /s/ Charles A. Casalinova
                                          -------------------------------------
                                      Name:   Charles A. Casalinova
                                      Title:  Senior Vice President

                                      WASTE CORPORATION OF CENTRAL FLORIDA, INC.


                                      By: /s/ Charles A. Casalinova
                                          -------------------------------------
                                      Name:   Charles A. Casalinova
                                      Title:  Senior Vice President




                                      WASTE CORPORATION OF FLORIDA, INC.


                                      By: /s/ Charles A. Casalinova
                                          -------------------------------------
                                      Name:   Charles A. Casalinova
                                      Title:  Senior Vice President